Semiannual Report December 31, 2000
Oppenheimer Gold & Special Minerals Fund

REPORT HIGHLIGHTS

CONTENTS

1	President’s Letter

3	An Interview with Your Fund’s Manager

9	Financial Statements

25	Officers and Trustees

Fund Objective

Oppenheimer Gold & Special Minerals Fund seeks long-term capital appreciation.The Fund invests mainly in stocks of companies that mine, process or distribute gold or other metals or minerals.

Cumulative Total Returns*
	For the 6-Month Period Ended 12/31/00

	Without	With
	Sales Chg.	Sales Chg.

Class A	0.90%	-4.90%

Class B	0.60	-4.34

Class C	0.46	-0.52

Average Annual Total Returns*

	For the 1-Year Period Ended 12/31/00

	Without	With
	Sales Chg.	Sales Chg.

Class A	-15.11%	-19.99%

Class B	-15.71	-19.85

Class C	-15.78	-16.61

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

Bridget A. Macaskill
President
Oppenheimer
Gold & Special
Minerals Fund

Dear Shareholder,

The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.

      In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.

      Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.

      The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification— the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.

      Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest

1   OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”

      Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.

      In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

      In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill
January 23, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio Management
Team (l to r)
Frank Jennings
Shanquan Li
(Portfolio Manager)

Q. How would you characterize the Fund’s performance during the six-month period that ended December 31, 2000?

A. Gold prices came under pressure, ending the six-month period near the point at which they began. The Fund’s performance suffered as a result. While we are disappointed with these results, we believe it is important to note that most other funds in our peer group faced a similarly challenging environment.

What made this such a challenging period for gold?

Gold markets fell during most of the period due to a variety of unfavorable economic conditions. One was the strength of the U.S. dollar, supported by continued expansion of the U.S. economy. Since gold is often viewed as a refuge from economic uncertainty and weakening currency, gold prices tend to fall when the U.S. economy shows strength and the value of the dollar rises.

      The price of gold was also pressured by sales of gold reserves by a number of central banks seeking to support their local currencies. As has been the case since mid 1999, such sales have tended to increase whenever gold prices rise and decrease when prices fall again. This has had the net effect of forcing gold prices to remain within a relatively narrow trading range. During the six-month period, gold prices stood between a low of $264 and a high of $292 per ounce.

3    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

How did the Fund respond to these conditions?

Among gold stocks, we maintained our focus on large, mature companies with strong balance sheets, relatively low operational costs and highly liquid shares, such as Newmont Mining Corp. and Barrick Gold Corp. Most of our holdings were hurt by the negative environment for gold, especially during the first half of the period. However, many recovered some of the ground they lost during November and December, when weakness in the U.S. equities market raised concerns about the strength of the dollar. Regardless of their short-term performance, we continued to maintain our positions in leading gold mining, exploration and development companies because we believe these companies are strongly positioned to benefit from rising gold prices. In addition, we feel they are financially sound enough to withstand the economic pressures associated with volatile gold prices.

      In the special minerals sector, where approximately 20% of the Fund’s portfolio was allocated, we concentrated on companies with high earnings growth, such as Stillwater Mining Co. and Impala Platinum Holdings Ltd. Our focus on earnings growth is one of the characteristics that differentiates the Fund from most of its peers. In particular, we scored notable successes with stocks of platinum and palladium producers. The performance of these companies was driven by strong industrial demand for platinum and palladium in a variety of electronics and in environmentally mandated catalytic converters, as well as by consumer demand for platinum jewelry.

4    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Average Annual Total Returns with Sales Charge

For the Periods Ended 12/31/00[1]

Class A
1-Year	5-Year	10-Year

-19.99%	-8.02%	-1.16%

Class B		Since
1-Year	5-Year	Inception

-19.85%	-8.02%	-6.52%

Class C		Since
1-Year	5-Year	Inception

-16.61%	-7.62%	-6.31%

What is your outlook for the future?

We believe gold remains as attractive as ever as a hedge against declines in other sectors of the economy. Historically, gold prices and gold stocks have risen sharply when the prices of other assets have dropped. That’s why ownership of gold is viewed by many as insurance against loss of value in other investments, such as stocks and bonds. Indeed, during November 2000, when the Nasdaq Composite Stock Index fell by more than 25% over concerns regarding slowing U.S. economic growth, the Fund rose in value by approximately 9%.

      By contrast, we remain wary of the prospect for special minerals other than platinum and palladium over the coming months. While demand for many special minerals remains strong, prices have so far proved resistant to increases. Furthermore, if U.S. economic growth continues to slow, industrial demand may decline. Accordingly, we remain watchful of global supply and demand trends, awaiting convincing evidence that market conditions are improving before we consider increasing the Fund’s exposure to the sector.

      Over the long term, we see strong fundamentals in the market for gold and special minerals. As the level of economic activity grows around the world, demand for these essential commodities is likely to accelerate with it. We believe the companies in which we invest are strongly positioned to benefit from that increasing demand. In particular, the long-term outlook for gold remains positive because worldwide demand has, for many years, outpaced mining production. Although central bank sales have filled the gap between supply and demand thus far, their gold reserves are finite. Eventually, we believe it likely

1.   See page 7 for further details.

5    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

that demand will drive prices higher, creating favorable conditions for the types of companies in which we invest. We also see continuing investment opportunities among platinum and palladium producers. Only a handful of major companies worldwide supply the growing market for these metals, and few reserves are held above ground.

      However the gold and special mineral markets perform in the future, we believe our conservative, disciplined investment approach will help us identify the firms best positioned to survive and thrive. That’s why Oppenheimer Gold & Special Minerals Fund remains part of The Right Way to Invest.

Top Ten Common Stock Holdings[3]

Barrick Gold Corp.	7.8%

Franco-Nevada Mining Corp. Ltd.	6.2

Newmont Mining Corp.	5.9

Stillwater Mining Co.	5.7

Placer Dome, Inc.	5.6

Anglo American Platinum Corp. Ltd.	4.7

Teck Corp., Cl. B	3.7

Impala Platinum Holdings Ltd.	3.5

Gold Fields Ltd.	3.5

Normandy Mining Ltd.	3.3

2.	Portfolio is subject to change. Percentages are as of December 31, 2000, and are based on total market value of investments.

3.	Portfolio is subject to change. Percentages are as of December 31, 2000, and are based on net assets.

6    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to substantial short-term changes. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 7/19/83. The Fund’s maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception). The ending account value shown in the graph is net of the applicable 2% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

7    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Financials

8    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS December 31, 2000 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—97.0%

Basic Materials—97.0%

Gold & Precious Minerals—81.3%

Gold—6.2%
Franco-Nevada Mining Corp. Ltd.	392,940	$4,473,551

Gold Mining: Australia—6.7%
Delta Gold Ltd.[1]	1,000,000	639,055

Lihir Gold Ltd.[1]	2,500,000	846,053

Newcrest Mining Ltd.	708,997	1,722,917

Ranger Minerals NL	123,375	81,586

Sons of Gwalia Ltd.	453,019	1,553,504

		4,843,115

Gold Mining: Canada—20.2%
Agnico-Eagle Mines Ltd.	280,000	1,677,763

Barrick Gold Corp.	343,860	5,632,677

Cambior, Inc.	278,900	87,272

Francisco Gold Corp.[1]	74,000	237,963

Kinross Gold Corp.	408,700	220,404

Placer Dome, Inc.	420,000	4,042,500

Teck Corp., Cl. B	279,800	2,645,246

		14,543,825

Gold Mining: South Africa—17.3%
AngloGold Ltd.	61,500	1,795,443

AngloGold Ltd. CUFS	39,550	1,204,193

AngloGold Ltd., Sponsored ADR	48,000	717,000

Ashanti Goldfields Co. Ltd., Sponsored GDR	406,120	761,475

Avgold Ltd.[1]	1,500,000	495,377

Gold Fields Ltd.	742,147	2,519,574

Harmony Gold Mining Co.	364,600	1,697,774

IAMGOLD Corp.[1]	210,000	349,534

Meridian Gold, Inc.[1]	340,400	2,311,638

Western Areas Ltd.	265,000	612,616

		12,464,624

9    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Market Value
	Shares	See Note 1

Gold Mining: United States—11.7%
Goldcorp, Inc.[1]	323,900	$2,005,506

Homestake Mining Co.	530,000	2,219,375

Newmont Mining Corp.	247,871	4,229,299

		8,454,180

Gold Related Investment—3.3%
Normandy Mining Ltd.	4,435,109	2,390,652

Platinum Mining—15.9%
Anglo American Platinum Corp. Ltd.	73,600	3,422,351

Anglo American Platinum Corp. Ltd., ADR	30,718	1,428,362

Impala Platinum Holdings Ltd.	50,000	2,548,217

Stillwater Mining Co.[1]	104,000	4,092,400

		11,491,330

		58,661,277

Metals—15.7%

Aluminum—3.6%
Alcoa, Inc.	28,000	938,000

Century Aluminum Co.	70,000	796,250

Outokumpu Oyj	111,800	845,001

		2,579,251

Copper—3.3%
Freeport-McMoRan Copper & Gold, Inc., Cl. B	265,700	2,275,056

Jiangxi Copper Co. Ltd., H Shares[1]	1,200,000	106,155

		2,381,211

Metals: Diversified—8.3%
Antofagasta plc	141,200	933,341

Cominco Ltd.	47,400	790,526

Compania de Minas Buenaventura SA, Sponsored ADR, B Shares	4,000	58,000

Dia Met Minerals Ltd., Cl. B1	60,000	916,778

Lonmin plc	47,200	683,921

Nueva G Mexico SA, Cl. B1	186,900	554,369

Rio Tinto plc	63,700	1,120,927
WMC Ltd.	229,100	974,819

		6,032,681

Metals: Miscellaneous—0.5%
Asturiana de Zinc SA	39,700	346,651

		11,339,794

Total Common Stocks (Cost $82,527,751)		70,001,071

10    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

		Market Value
	Shares	See Note 1

Preferred Stocks—1.5%
Ashanti Goldfields Co. Ltd., Preferred, Series E2	88,888	$68,888

Battle Mountain Gold Co., $3.25 Cum. Cv., Non-Vtg	33,900	1,000,050

Total Preferred Stocks (Cost $1,866,040)		1,068,938

	Principal
	Amount

Short-Term Notes—2.9%

Federal Home Loan Bank, 5.75%, 1/2/01 (Cost $2,062,670)	$2,063,000	2,062,670

Total Investments, at Value (Cost $86,456,461)	101.4%	73,132,679

Liabilities in Excess of Other Assets	(1.4)	(981,669)

Net Assets	100.0%	$72,151,010

Footnotes to Statement of Investments

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification	Market Value	Percent

Canada	$25,391,357	34.6%
United States	17,613,100	24.1
South Africa	15,998,189	21.9
Australia	9,481,668	13.0
Great Britain	2,738,189	3.7
Finland	845,001	1.2
Mexico	554,369	0.8
Spain	346,651	0.5
Hong Kong	106,155	0.1
Peru	58,000	0.1

	$73,132,679	100.0%

1.	Non-income-producing security.

2.	Identifies issues considered to be illiquid or restricted—See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

11    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

December 31, 2000

Assets
Investments, at value (cost $86,456,461)—see accompanying statement	$73,132,679

Cash	53,474

Unrealized appreciation on foreign currency contracts	16,047

Receivables and other assets:
Investments sold	882,895
Shares of beneficial interest sold	295,044
Interest and dividends	130
Other	7,295

Total assets	74,387,564

Liabilities
Payables and other liabilities:
Investments purchased	1,507,457
Shares of beneficial interest redeemed	497,255
Transfer and shareholder servicing agent fees	50,638
Distribution and service plan fees	41,413
Trustees’ compensation	39,439
Other	100,352

Total liabilities	2,236,554

Net Assets	$72,151,010

Composition of Net Assets
Paid-in capital	$102,516,595

Overdistributed net investment income	(2,473,513)

Accumulated net realized loss on investments and foreign currency transactions	(14,567,115)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(13,324,957)

Net Assets	$72,151,010

12    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $51,950,469 and 6,004,998 shares of beneficial interest outstanding)	$8.65

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.18

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,430,447 and 1,575,200 shares of beneficial interest outstanding)	$8.53

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,770,094 and 793,399 shares of beneficial interest outstanding)	$8.53

See accompanying Notes to Financial Statements.

13    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended December 31, 2000

Investment Income Dividends (net of foreign withholding taxes of $40,442)	$929,393

Interest	92,720

Total income	1,022,113

Expenses
Management fees	277,587

Distribution and service plan fees:
Class A	61,027
Class B	69,629
Class C	31,037

Transfer and shareholder servicing agent fees	69,914

Custodian fees and expenses	20,223

Other	15,676

Total expenses	545,093
Less expenses paid indirectly	(113)

Net expenses	544,980

Net Investment Income	477,133

Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments	6,291,201
Foreign currency transactions	(470,896)

Net realized gain	5,820,305

Net change in unrealized depreciation on:
Investments	(4,125,656)
Translation of assets and liabilities denominated in foreign currencies	(1,693,800)

Net change	(5,819,456)

Net realized and unrealized gain	849

Net Increase in Net Assets Resulting from Operations	$477,982

See accompanying Notes to Financial Statements.

14    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year
	December 31,	Ended
	2000	June 30,
	(Unaudited)	2000

Operations Net investment income	$477,133	$441,166

Net realized gain (loss)	5,820,305	4,711,588

Net change in unrealized appreciation (depreciation)	(5,819,456)	(11,867,844)

Net increase (decrease) in net assets resulting from operations	477,982	(6,715,090)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,403,857)	(1,482,355)
Class B	(231,348)	(229,633)
Class C	(130,748)	(90,802)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(8,082,004)	(11,131,466)
Class B	(2,475,734)	3,181,913
Class C	512,251	1,009,362

Net Assets
Total decrease	(11,333,458)	(15,458,071)

Beginning of period	83,484,468	98,942,539

End of period (including overdistributed net investment income of $2,473,513 and $1,184,693, respectively)	$72,151,010	$83,484,468

See accompanying Notes to Financial Statements.

15    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS

	Six Months					Year
	Ended					Ended
	Dec. 31, 2000					June 30,
Class A	(Unaudited)	2000	1999	1998	1997	1996

Per Share Operating Data Net asset value, beginning of period	$8.80	$9.85	$8.81	$12.68	$14.15	$13.48

Income (loss) from investment operations:

Net investment income	.05	.06	.06	.04	.04	.04

Net realized and unrealized gain (loss)	.03	(.91)	1.00	(3.87)	(1.48)	.69

Total income (loss) from investment operations	.08	(.85)	1.06	(3.83)	(1.44)	.73

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.23)	(.20)	(.02)	(.04)	(.03)	(.06)

Total dividends and/or distributions to shareholders	(.23)	(.20)	(.02)	(.04)	(.03)	(.06)

Net asset value, end of period	$8.65	$8.80	$9.85	$8.81	$12.68	$14.15

Total Return, at Net Asset Value[1]	0.90%	(8.83)%	12.03%	(30.23)%	(10.20)%	5.44%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$51,950	$61,298	$78,514	$78,458	$126,086	$161,769

Average net assets (in thousands)	$53,547	$72,512	$78,932	$102,501	$149,564	$171,427

Ratios to average net assets: [2] Net investment income	1.50%	0.66%	0.62%	0.32%	0.28%	0.25%

Expenses	1.26%	1.41%	1.62%	1.43%[3]	1.34%[3]	1.38%[3]

Portfolio turnover rate	9%	36%	45%	65%	21%	38%

1.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2.	Annualized for periods of less than one full year.

3.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

16    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

	Six Months						Year
	Ended						Ended
	Dec. 31, 2000						June 30,
Class B	(Unaudited)	2000	1999	1998	1997		1996[1]

Per Share Operating Data Net asset value, beginning of period	$8.63	$9.67	$8.70	$12.56	$14.11		$12.33

Income (loss) from investment operations:

Net investment income (loss)	—	.01	—	(.01)	(.04)		(.01)

Net realized and unrealized gain (loss)	.05	(.92)	.97	(3.85)	(1.51)		1.79

Total income (loss) from investment operations	.05	(.91)	.97	(3.86)	(1.55)		1.78

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.15)	(.13)	—	—	—		—

Total dividends and/or distributions to shareholders	(.15)	(.13)	—	—	—		—

Net asset value, end of period	$8.53	$8.63	$9.67	$8.70	$12.56		$14.11

Total Return, at Net Asset Value[2]	0.60%	(9.52)%	11.15%	(30.73)%	(10.99)%		14.25%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$13,430	$15,907	$14,528	$10,681	$8,716		$4,882

Average net assets (in thousands)	$13,837	$16,624	$12,369	$10,150	$7,361		$2,588

Ratios to average net assets:[3] Net investment income (loss)	0.73%	(0.17)%	(0.22)%	(0.41)%	(0.48)%		(0.25)%

Expenses	2.04%	2.19%	2.41%	2.21%[4]	2.16	%(4)	2.22%[4]

Portfolio turnover rate	9%	36%	45%	65%	21%		38%

1.	For the period from November 1, 1995 (inception of offering) to June 30, 1996.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

17    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months					Year
	Ended					Ended
	Dec. 31, 2000					June 30,
Class C	(Unaudited)	2000	1999	1998	1997	1996[1]

Per Share Operating Data Net asset value, beginning of period	$8.66	$9.69	$8.72	$12.59	$14.13	$12.33

Income (loss) from investment operations:

Net investment income (loss)	.05	.01	(.02)	(.01)	(.02)	(.01)

Net realized and unrealized gain (loss)	(.01)	(.91)	.99	(3.86)	(1.52)	1.81

Total income (loss) from investment operations	.04	(.90)	.97	(3.87)	(1.54)	1.80

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.17)	(.13)	—	—	—	—

Total dividends and/or distributions to shareholders	(.17)	(.13)	—	—	—	—

Net asset value, end of period	$8.53	$8.66	$9.69	$8.72	$12.59	$14.13

Total Return, at Net Asset Value[2]	0.46%	(9.42)%	11.12%	(30.74)%	(10.90)%	14.41%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$6,770	$6,279	$5,900	$5,271	$3,935	$1,390

Average net assets (in thousands)	$6,177	$6,579	$5,276	$4,215	$2,672	$840

Ratios to average net assets:[3]

Net investment income (loss)	0.71%	(0.13)%	(0.22)%	(0.41)%	(0.45)%	(0.26)%

Expenses	2.03%	2.19%	2.40%	2.20%[4]	2.18%[4]	2.19%[4]

Portfolio turnover rate	9%	36%	45%	65%	21%	38%

1.	For the period from November 1, 1995 (inception of offering) to June 30, 1996.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

18    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day,if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price

19    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of June 30, 2000, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring

2001	$3,252,830

2004	1,026,788

2006	6,314,932

2007	9,596,997

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended December 31, 2000, a credit of $70,978 was made for the Fund’s projected benefit obligations, resulting in an accumulated liability of $37,933 as of December 31, 2000.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as

20    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended Dec. 31, 2000		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount

Class A

Sold	2,331,689	$19,347,650	10,970,320	$106,996,661

Dividends and/or distributions reinvested	143,539	1,222,955	132,620	1,282,437

Redeemed	(3,436,966)	(28,652,609)	(12,110,062)	(119,410,564)

Net decrease	(961,738)	$(8,082,004)	(1,007,122)	$(11,131,466)

Class B

Sold	2,193,787	$17,719,889	4,261,492	$41,145,408

Dividends and/or distributions reinvested	22,065	185,343	20,484	195,009

Redeemed	(2,484,045)	(20,380,966)	(3,941,537)	(38,158,504)

Net increase (decrease)	(268,193)	$(2,475,734)	340,439	$3,181,913

Class C

Sold	1,339,613	$11,063,985	2,518,435	$24,579,605

Dividends and/or distributions reinvested	12,901	108,372	8,421	80,427

Redeemed	(1,284,612)	(10,660,106)	(2,410,045)	(23,650,670)

Net increase	67,902	$512,251	116,811	$1,009,362

21    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended December 31, 2000, were $6,706,223 and $16,282,765, respectively.

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets in excess of $800 million. The Fund’s management fee for the six months ended December 31, 2000 was an annualized rate of 0.75%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an “at-cost” basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated:

	Aggregate	Class A	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C
	Sales Charges	Sales Charges	Shares	Shares	Shares
	on Class A	Retained by	Advanced by	Advanced by	Advanced by
Six Months Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]

December 31, 2000	$26,942	$7,286	$6,891	$33,174	$10,864

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

	Class A	Class B	Class C
	Contingent Deferred	Contingent Deferred	Contingent Deferred
	Sales Charges	Sales Charges	Sales Charges
Six Months Ended	Retained by Distributor	Retained by Distributor	Retained by Distributor

December 31, 2000	$—	$50,484	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

22    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended December 31, 2000, payments under the Class A plan totaled $61,027 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $1,535 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended December 31, 2000, were as follows:

Distributor's
			Distributor's	Aggregate
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$69,629	$57,406	$814,401	6.06%

Class C Plan	31,037	13,557	156,321	2.31

23    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of December 31, 2000, the Fund had outstanding foreign currency contracts as follows:

		Contract	Valuation as of	Unrealized
Contract Description	Expiration Date	Amount (000s)	December 31, 2000	Appreciation

Contracts to Purchase British Pound Sterling (GBP)	1/2/01-1/4/01	GBP747	$1,116,110	$16,047

6. Illiquid Securities

As of December 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2000 was $68,888, which represents 0.10% of the Fund’s net assets.

7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the six months ended or at December 31, 2000.

24    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees

Donald W. Spiro, Vice Chairman of the Board of Trustees

Bridget A. Macaskill, Trustee and President

Robert G. Galli, Trustee

Phillip A. Griffiths, Trustee

Benjamin Lipstein, Trustee

Elizabeth B. Moynihan, Trustee

Kenneth A. Randall, Trustee

Edward V. Regan, Trustee

Russell S. Reynolds, Jr., Trustee

Clayton K. Yeutter, Trustee

Shanquan Li, Vice President

Andrew J. Donohue, Secretary

Brian W. Wixted, Treasurer

Robert J. Bishop, Assistant Treasurer

Scott T. Farrar, Assistant Treasurer

Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors

For more complete information about Oppenheimer Gold & Special Minerals Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website, at www.oppenheimerfunds.com

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

25    OPPENHEIMER GOLD & SPECIAL MINERALS FUND

INFORMATION AND SERVICES

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RS0410.001.1200    March 1, 2001